united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17645 Wright Street, Omaha, Nebraska, 68130

(Address of principal executive offices) (Zip code)

Stephanie Shearer, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 12/31

Date of reporting period: 12/31/18

Item 1. Reports to Stockholders.

Class A Shares (BHTAX)

Class C Shares (BHTCX)

Annual Report

December 31, 2018

1-877-760-0005

WWW.BH-ADV.COM

Distributed by Northern Lights Distributors, LLC

Member FINRA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.beechhilltotalreturnfund.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

December 2018

Dear Shareholders,

The equity market declines in the final quarter of 2018 eroded previous portfolio gains and left investors in most every asset class with negative returns for the year. Our fund was not immune. Peaking in mid-September, markets were subject to a rapid correction, defined as a decline of 10-20%, dropping approximately 14% into year-end; historically the worst quarter since the financial meltdown back in 2008. The S&P 500 finished the year with a decline of approximately 4.38%, the Bloomberg Barclays US Aggregate bond index was flat at .01% for the year and our Class A shares declined 10.38%. We are grateful 2018 is over.

We remain constructive but more cautious on expected investment returns. The markets have all but priced in a recession without the corresponding data as the fundamental backdrop remains positive. Large equity market outflows and shrinking bond yields illustrate the sentiment. Conversely, bear market indicators such as negative GDP growth, declining corporate earnings, and lofty valuations are not present in the aggregate or in near term forecasts. The usual suspects, trade and tariff conflicts, impending higher interest rates, reduced central bank driven liquidity and ongoing partisan political rancor remain in the forefront and continue to throttle investor optimism.

Strategically, we remain consistent and have held course throughout this period of extended volatility. We continue to believe investors will be rewarded for continued exposure as normal corrections average full recoveries within six months and rally within a year. We are cautious but optimistic this cycle will once again repeat itself. We do, however, continuously monitor the aforementioned data points as well as others and will reduce risk accordingly. Positive future catalysts would include continued improvements in China trade talks, a less rigidly hawkish Fed and continued favorable corporate quarterly earnings reports and guidance.

Tactically, we continue to upgrade our portfolio holdings, adding companies that were previously expensive now at much more attractive levels, realizing gains as price targets are achieved and swapping out underperformers. We continue to favor the technology, healthcare and financial sectors as they provide favorable revenue and earnings growth profiles. Mathematically, as each day passes, we are closer to the end of the current growth cycle, however, we do believe we have further to go in this recovery and investor patience will be rewarded.

As always, please do not hesitate to call if you have any questions. A Happy and Prosperous New Year to all!

Best regards,

Beech Hill Advisors

*	The S&P 500® Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large- cap stocks. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

The Bloomberg Barclays US Aggregate Bond Index is an unmanaged composite of US bonds. This index is widely used by professional investors as a performance benchmark for fixed income investment. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

5208-NLD-2/13/2019

Beech Hill Total Return Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2018

The Fund’s performance figures* for the periods ended December 31, 2018, as compared to its benchmark:

		3 Year	5 Year	Since Inception***
	1 Year	(Annualized)	(Annualized)	(Annualized)
Beech Hill Total Return Fund Class A	(10.38)%	5.94%	2.20%	3.57%
Beech Hill Total Return Fund Class A with load	(13.98)%	4.51%	1.37%	3.03%
Beech Hill Total Return Fund Class C	(10.99)%	5.18%	1.44%	2.80%
S&P 500 Total Return Index **	(4.38)%	9.26%	8.49%	11.04%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 4.00%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. The Fund’s advisor has contractually agreed to reduce its fees and to reimburse expenses at least until April 30, 2019. The Fund’s total annual operating expense, before fee waiver and/or reimbursements, including underlying fund fees, is 2.77% for Class A shares, and 3.52% for Class C shares per the most recent prospectus. The Fund’s total annual fund operating expenses after fee waiver and/or reimbursement excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the adviser)) will not exceed 1.75% and 2.50% of average daily net assets attributable to Class A and Class C, respectively, per the most recent prospectus. Class A shares are subject to a maximum sales charge of 4.00% imposed on purchases. Purchases of $1 million or more of Class A shares may be subject to a contingent deferred sales charge of up to 0.50% on shares redeemed within the first 18 months after purchase. Redemptions of Class A and Class C shares held less than 30 days are subject to a redemption fee of 1.00%. For performance information current to the most recent

**	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

***	Inception date is January 24, 2011.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Industry as of December 31, 2018	% of Net Assets
Pharmaceuticals	12.6%
Internet	10.3%
Chemicals	9.0%
Semiconductors	8.5%
Oil & Gas	7.7%
Banks	7.4%
Telecommunications	5.5%
Food	5.3%
Real Estate Investment Trusts (REITs)	4.8%
Computers	3.8%
Other Investments	25.2%
Liabilities in Excess of Other Assets	(0.1)%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Beech Hill Total Return Fund
PORTFOLIO OF INVESTMENTS
December 31, 2018

Shares		Fair Value
	COMMON STOCK - 92.4%
	AEROSPACE DEFENSE - 2.6%
1,000	Boeing Co.	$322,500

	AIRLINES - 2.8%
7,000	Delta Air Lines, Inc.	349,300

	AUTO MANUFACTURERS - 3.4%
12,500	General Motors Co.	418,125

	BANKS - 7.4%
13,000	Bank of America Corp.	320,320
6,000	Citigroup, Inc.	312,360
3,000	JPMorgan Chase & Co.	292,860
		925,540
	CHEMICALS - 9.0%
3,000	Albemarle Corp.	231,210
5,000	DowDuPont, Inc.	267,400
4,000	LyondellBasell Industries NV	332,640
6,000	Nutrien Ltd.	282,000
		1,113,250
	COMMERCIAL SERVICES - 2.7%
4,000	PayPal Holdings, Inc. *	336,360

	COMPUTERS - 3.8%
3,000	Apple, Inc.	473,220

	DIVERSIFIED FINANCIAL SERVICES - 2.0%
650	BlackRock, Inc.	255,333

	FOOD - 5.3%
10,200	General Mills, Inc.	397,188
6,000	Kraft Heinz Co.	258,240
		655,428
	INTERNET - 10.3%
440	Alphabet, Inc. *	459,782
200	Amazon.com, Inc. *	300,394
3,000	Facebook, Inc. *	393,270
475	Netflix, Inc. *	127,138
		1,280,584
	MACHINERY-DIVERSIFIED - 2.2%
2,000	Cummins, Inc.	267,280

See accompanying notes to financial statements.

Beech Hill Total Return Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Shares		Fair Value
	COMMON STOCK - 92.4% (Continued)
	MISCELLANEOUS MANUFACTURING - 2.2%
3,000	Ingersoll-Rand PLC	$273,690

	OIL & GAS - 7.7%
4,500	Marathon Petroleum Corp.	265,545
6,500	Royal Dutch Shell PLC	378,755
4,250	Valero Energy Corp.	318,622
		962,922
	PHARMACEUTICALS - 12.6%
3,075	AbbVie, Inc.	283,484
7,000	Bristol-Myers Squibb Co.	363,860
3,500	CVS Health Corp.	229,320
5,000	Merck & Co., Inc.	382,050
7,000	Pfizer, Inc.	305,550
		1,564,264
	SEMICONDUCTORS - 8.5%
8,500	Applied Materials, Inc.	278,290
1,750	Broadcom, Inc.	444,990
7,000	Intel Corp.	328,510
		1,051,790
	SOFTWARE - 1.7%
2,650	Electronic Arts, Inc. *	209,112

	TELECOMMUNICATIONS - 5.5%
8,000	Cisco Systems, Inc.	346,640
6,000	Verizon Communications, Inc.	337,320
		683,960
	TRANSPORTATION - 2.7%
3,500	United Parcel Service, Inc.	341,355

	TOTAL COMMON STOCK (Cost $10,077,079)	11,484,013

	REAL ESTATE INVESTMENT TRUSTS (REITs) - 4.8%
3,000	Digital Realty Trust, Inc.	319,650
3,500	SL Green Realty Corp.	276,780
	TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $640,289)	596,430

	SHORT-TERM INVESTMENTS - 2.9%
	MONEY MARKET FUND - 2.9%
362,951	Dreyfus Treasury Prime Cash Management, Institutional Class, 2.20% ** (Cost $362,951)	362,951

	INVESTMENT SECURITIES - 100.1% (Cost $11,080,319)	$12,443,394
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1)%	(16,700)
	TOTAL NET ASSETS - 100.0%	$12,426,694

NV - Naamloze Vennootschap

PLC - Public Limited Company

REIT- Real Estate Investment Trust

*	Non-income producing security.

**	Money market fund; interest rate reflects seven-day effective yield on December 31, 2018.

See accompanying notes to financial statements.

Beech Hill Total Return Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2018

ASSETS
Investment securities:
At cost	$11,080,319
At value	$12,443,394
Cash	1,590
Dividends and interest receivable	15,232
Prepaid expenses	9,545
TOTAL ASSETS	12,469,761

LIABILITIES
Distribution (12b-1) fees payable	6,761
Payable to Advisor	3,116
Payable to related parties	13,600
Accrued expenses	19,590
TOTAL LIABILITIES	43,067
NET ASSETS	$12,426,694

Composition of Net Assets:
Paid in capital ($0 par value, unlimited shares authorized)	$11,356,584
Accumulated Earnings	1,070,110
NET ASSETS	$12,426,694

Net Asset Value Per Share:
Class A Shares:
Net Assets	$7,587,375
Shares of beneficial interest outstanding	669,141
Net asset value (Net Assets ÷ Shares Outstanding) (a)(b)	$11.34
Maximum offering price per share (net asset value plus maximum sales charge of 4.00%) (c)	$11.81

Class C Shares:
Net Assets	$4,839,319
Shares of beneficial interest outstanding	441,243
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$10.97

(a)	For certain Class A purchases of $1 million or more, a 0.50% contingent deferred sales charge may apply to redemptions made within eighteen months of purchase.

(b)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.

(c)	On investments of $250,000 or more, the offering price is reduced.

See accompanying notes to financial statements.

Beech Hill Total Return Fund
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends (net of withholding taxes of $4,519)	$326,221
Interest	18,580
TOTAL INVESTMENT INCOME	344,801

EXPENSES
Investment advisory fees	140,931
Distribution (12b-1) fees:
Class A	4,320
Class C	123,651
Administrative services fees	40,568
Transfer agent fees	31,980
Accounting services fees	24,796
Compliance officer fees	20,082
Legal fees	17,002
Audit fees	16,801
Registration fees	13,370
Trustees’ fees and expenses	13,001
Printing and postage expenses	9,501
Custodian fees	7,501
Third party administrative servicing fees	1,799
Insurance expense	365
Other expenses	1,299
TOTAL EXPENSES	466,967

Less: Fees waived by the advisor	(127,818)
NET EXPENSES	339,149

NET INVESTMENT INCOME	5,652

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain from:
Investment transactions	100,079
Net change in unrealized depreciation on:
Investment transactions	(1,651,470)

NET REALIZED AND UNREALIZED LOSS FROM INVESTMENTS	(1,551,391)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,545,739)

See accompanying notes to financial statements.

Beech Hill Total Return Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the		For the
	Year Ended		Year Ended
	December 31,		December 31,
	2018		2017
FROM OPERATIONS
Net investment income	$5,652		$25,104
Net realized gain from investment transactions	100,079		886,378
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(1,651,470)		1,547,183
Net increase (decrease) in net assets resulting from operations	(1,545,739)		2,458,665

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	—		(6,007)
Class C	—		(18,062)
Total distributions paid *
Class A	(135,371)		—
Class C	(95,853)		—
Total distributions to shareholders	(231,224)		(24,069)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	7,091,108	^	16,698
Class C	1,573,256		1,041,523
Net asset value of shares issued in reinvestment of distributions:
Class A	134,350		5,850
Class C	95,798		18,062
Payments for shares redeemed:
Class A	(222,595)		(71,135)
Class C	(8,124,151	) ^	(1,250,116)
Net increase (decrease) in net assets from shares of beneficial interest	547,766		(239,118)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,229,197)		2,195,478

NET ASSETS
Beginning of Year	13,655,891		11,460,413
End of Year **	$12,426,694		$13,655,891

*	Distributions from net investment income and net realized capital gains are combined for the year ended December 31, 2018. See “Recent Accounting Pronouncements and Reporting Updates” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended December 31, 2017 have not been reclassified to conform to the current year presentation.

^	590,314 Class C shares converted into 571,133 Class A shares, amounting to $7,030,643, during the year ended December 31, 2018. Please see Note 1 for additional details.

**	Net Assets - End of Year includes distributions in excess of net investment income of $1,035 as of December 31, 2017.

See accompanying notes to financial statements.

Beech Hill Total Return Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the		For the
	Year Ended		Year Ended
	December 31,		December 31,
	2018		2017
SHARE ACTIVITY
Class A:
Shares Sold	575,704	^	1,497
Shares Reinvested	11,385		516
Shares Redeemed	(17,961)		(6,154)
Net increase (decrease) in shares of beneficial interest outstanding	569,128		(4,141)

Class C:
Shares Sold	125,492		94,672
Shares Reinvested	8,340		1,630
Shares Redeemed	(677,568	) ^	(110,388)
Net decrease in shares of beneficial interest outstanding	(543,736)		(14,086)

^	590,314 Class C shares converted into 571,133 Class A shares, amounting to $7,030,643, during the year ended December 31, 2018. Please see Note 1 for additional details.

See accompanying notes to financial statements.

Beech Hill Total Return Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Class A
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$12.90	$10.61	$9.86	$10.94	$11.51
Activity from investment operations:
Net investment income (1)	0.11	0.10	0.10	0.09	0.07
Net realized and unrealized gain (loss) on investments	(1.44)	2.25	0.74	(0.93)	0.09
Total from investment operations	(1.33)	2.35	0.84	(0.84)	0.16
Less distributions from:
Net Investment Income	(0.03)	(0.06)	(0.09)	(0.24)	—
Return of Capital	—	—	—	—	(0.02)
Net Realized Gain	(0.20)	—	—	—	(0.71)
Total distributions	(0.23)	(0.06)	(0.09)	(0.24)	(0.73)
Paid-in-Capital From Redemption Fees	—	—	— (4)	— (4)	— (4)
Net asset value, end of year	$11.34	$12.90	$10.61	$9.86	$10.94
Total return (2)	(10.38)%	22.20%	8.56%	(7.71)%	1.64%
Net assets, at end of year (000s)	$7,587	$1,290	$1,105	$949	$836
Ratio of gross expenses to average net assets (3)(5)	2.65%	2.75%	2.56%	2.59%	2.85%
Ratio of net expenses to average net assets (5)	1.75%	1.75%	1.75%	1.75%	1.75%
Ratio of net investment income to average net assets (5)	0.89%	0.88%	0.99%	0.86%	0.56%
Portfolio Turnover Rate	57%	56%	80%	80%	84%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown exclude the effect of applicable sales charges and redemption fees.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(4)	Amount represents less than $0.01 per share.

(5)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Beech Hill Total Return Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Class C
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$12.55	$10.37	$9.65	$10.72	$11.38
Activity from investment operations:
Net investment income (loss) (1)	(0.01)	0.01	0.02	0.01	(0.02)
Net realized and unrealized gain (loss) on investments	(1.36)	2.19	0.74	(0.92)	0.09
Total from investment operations	(1.37)	2.20	0.76	(0.91)	0.07
Less distributions from:
Net Investment Income	(0.01)	(0.02)	(0.04)	(0.16)	—
Return of Capital	—	—	—	—	(0.02)
Net Realized Gain	(0.20)	—	—	—	(0.71)
Total distributions	(0.21)	(0.02)	(0.04)	(0.16)	(0.73)
Paid-in-Capital From Redemption Fees	—	—	— (4)	— (4)	— (4)
Net asset value, end of year	$10.97	$12.55	$10.37	$9.65	$10.72
Total return (2)	(10.99)%	21.22%	7.85%	(8.47)%	0.86%
Net assets, at end of year (000s)	$4,839	$12,366	$10,356	$10,060	$10,948
Ratio of gross expenses to average net assets (3)(5)	3.40%	3.50%	3.31%	3.34%	3.60%
Ratio of net expenses to average net assets (5)	2.50%	2.50%	2.50%	2.50%	2.50%
Ratio of net investment income (loss) to average net assets (5)	(0.08)%	0.13%	0.24%	0.12%	(0.21)%
Portfolio Turnover Rate	57%	56%	80%	80%	84%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown exclude the effect of applicable sales charges and redemption fees.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(4)	Amount represents less than $0.01 per share.

(5)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Beech Hill Total Return Fund
NOTES TO FINANCIAL STATEMENTS
December 31, 2018

1.	ORGANIZATION

The Beech Hill Total Return Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund seeks total return from income and capital appreciation. The investment objective of the Fund is non-fundamental and may be changed without shareholder approval.

The Fund currently offers Class A and Class C shares. Class A shares are offered at net asset value plus a maximum sales charge of 4.00%. Load-waved purchases of Class A shares may be subject to a contingent deferred sales charge of up to 0.50% on shares redeemed within 18 months of purchase. Class C shares are offered at net asset value. Redemptions of Class A and Class C shares may be subject to a redemption fee of 1.00% if held less than 30 days. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

Effective December 1, 2018 Class C shares of the Beech Hill Total Return Fund (the “Fund”) will automatically convert into Class A shares of the Fund after they have been held for four (4) years. These automatic conversions will be executed without any sales charge, fee or other charge. After such a conversion takes place, the shares will be subject to all features and expenses of Class A shares.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the Investment Company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Beech Hill Total Return Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Beech Hill Total Return Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2018 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$11,484,013	$—	$—	$11,484,013
Real Estate Investment Trusts (REITs)	596,430	—	—	596,430
Short-Term Investments	362,951	—	—	362,951
Total	$12,443,394	$—	$—	$12,443,394

There were no transfers into or out of Level 1 and Level 2 during the current period presented. It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period. The Fund did not hold any Level 3 securities during the period.

Beech Hill Total Return Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

Security Transactions and Related Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least quarterly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on ex-dividend date.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Foreign Currency Transactions – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended December 31, 2015 to December 31, 2017, or expected to be taken in the Fund’s December 31, 2018 year-end tax return. The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska State and foreign jurisdictions where the Fund may make significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Beech Hill Total Return Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2018, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $8,597,709 and $7,344,390 respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Beech Hill Advisors, Inc. serves as the Fund’s investment advisor (the “Advisor”). Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily net assets. For the year ended December 31, 2018, the Advisor earned $140,931 in advisory fees.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until April 30, 2019, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses’ fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses) borrowing costs (such as interest and dividend expenses on securities sold short), taxes, or extraordinary expenses, such as litigation do not exceed 1.75% and 2.50% per annum of the Fund’s average daily net assets for Class A and Class C shares, respectively (the “expense limitation”).

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s operating expenses are subsequently less than the expense limitation, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the expense limitation. If Fund Operating Expenses attributable to Class A and Class C shares subsequently exceed the expense limitation the reimbursements shall be suspended. As of December 31, 2018, fee waivers and expense reimbursements subject to total recapture by the Advisor was $89,337 by December 31, 2019 and $126,054 by December 31, 2020 and $127,818 by December 31, 2021.

Beech Hill Total Return Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

The Advisor may seek reimbursement only for total expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.

For the year ended December 31, 2018, the Advisor waived fees/reimbursed expenses in the amount of $127,818.

During the year ended December 31, 2018, Beech Hill Securities, Inc., a registered broker/dealer and an affiliate of the Fund, executed trades on behalf of the Fund. Beech Hill Advisors, Inc. received $4,872 in brokerage commissions during the period.

The Trust has adopted the Trust’s Master Distribution Plan and Agreement (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act for each of the Fund’s Class A and Class C shares. The Plans provide that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of the average daily net assets attributable to the Class A shares and 1.00% of the average daily net assets attributable to Class C shares and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. The Plans are compensation plans, which means that compensation is provided regardless of 12b-1 expenses incurred. The Fund’s Class A and Class C shares incurred $4,320 and $123,651 of said 12b-1 fees, respectively, during the year ended December 31, 2018.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A shares. For the year ended December 31, 2018, the Distributor received $0 in underwriting commissions for sales of Class A shares, of which $0 was retained by the principal underwriter or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”)

GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to a separate servicing agreement with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Beech Hill Total Return Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

Blu Giant, LLC (“Blu Giant”)

Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

5.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. For the year ended December 31, 2018, the Fund received $0 in redemption fees.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The Statement of Assets and Liabilities represents cost of investment securities for financial reporting purposes. Aggregate cost for federal tax purposes is $11,082,279 for the Fund and differs from market value by net unrealized appreciation (depreciation) consisting of:

Gross unrealized appreciation:	$2,043,651
Gross unrealized depreciation:	(682,536)
Net unrealized appreciation:	$1,361,115

The tax character of fund distributions paid for the year ended December 31, 2018 and December 31, 2017 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2018	December 31, 2017
Ordinary Income	$6,687	$24,069
Long-Term Capital Gain	224,537	—
	$231,224	$24,069

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed		Capital Loss	Other		Total
Ordinary	Long-Term	Post	Carry	Book/Tax	Unrealized	Accumulated
Income	Gains	October Loss	Forwards	Differences	Appreciation	Earnings
$—	$29,602	$(320,607)	$—	$—	$1,361,115	$1,070,110

The difference between book basis and tax basis undistributed net investment income (loss), unrealized depreciation and accumulated net realized losses from investments is primarily attributable to the tax deferral of losses on wash sales.

Beech Hill Total Return Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $320,607.

At December 31, 2018, the Fund utilized prior year capital loss carryforwards as follows:

CLCF Utilized
$166,547

7.	RECENT ACCOUNTING PRONOUNCEMENTS AND REPORTING UPDATES

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. At this time, management is evaluating the implications of the ASU and any impact on the financial statement disclosures.

In August 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to US GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. This amendment facilitates compliance of the disclosure of information without significantly altering the information provided to investors. These amendments have been adapted with these financial statements.

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements, other than the following.

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of Gemini Fund Services, LLC (“GFS”) and its affiliated companies including Northern Lights Distributors, LLC (“NLD”), Northern Lights Compliance Services, LLC (“NLCS”) and Blu Giant, LLC (“Blu Giant”) (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust
and the Shareholders of Beech Hill Total Return Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Beech Hill Total Return Fund, a series of shares of beneficial interest in Northern Lights Fund Trust (the “Fund”), including the portfolio of investments, as of December 31, 2018, the related statements of operations and changes in net assets and the financial highlights for the year then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. The statement of changes in net assets for the year ended December 31, 2017 and the financial highlights for each of the years in the four-year period ended December 31, 2017 were audited by other auditors whose report dated February 28, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Northern Lights Fund Trust since 2006.

Philadelphia, Pennsylvania
February 27, 2019

Beech Hill Total Return Fund
ADDITIONAL INFORMATION (Unaudited)
December 31, 2018

Beech Hill Total Return Fund (Adviser – Beech Hill Advisors, Inc.)*

In connection with the regular meeting held on December 12-13, 2018 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the re-approval of an investment advisory agreement (the “Advisory Agreement”) between Beech Hill Advisors, Inc. (“Beech Hill”) and the Trust, with respect to the Beech Hill Total Return Fund (the “Fund”). In considering the re-approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service. The Trustees noted that the adviser managed approximately $254 million in assets, primarily for high net worth individuals, corporations and registered investment companies. The Trustees reviewed the background of key investment personnel responsible for servicing the Fund, taking into consideration their education and financial industry experience, noting the investment team is comprised of asset management industry veterans. The Trustees reviewed the adviser’s disciplined investment process, noting it attempts to mitigate portfolio risk through investment diversification, avoidance of sector and/or individual security concentration, and shifts of the portfolio to cash or cash equivalents during periods of market instability in an effort to limit volatility and preserve capital. They considered the adviser utilized a related broker-dealer, Beech Hill Securities, for trade execution on an agency basis, which also provided a full range of brokerage services to the adviser at a reasonably competitive rate. They noted the adviser’s representation that it believed its relationship with Beech Hill Securities had been efficient. The Board recognized that BHA had sufficient resources to handle a research-intensive investment process and had the advantage of leveraging additional resources from its parent company. The Board concluded that the adviser had provided quality service to the Fund and its shareholders.

Performance. The Trustees noted that the Fund outperformed its Morningstar category median overall time periods depicted in its Broadridge report. They further observed that the Fund outperformed its peer group median over the 1 and 3-year periods. The Trustees considered the adviser’s assertion that it had broadened the Fund’s asset allocation process and sector exposures as a reason for the Fund’s improvement in performance. They considered the Fund four star Morningstar rating. The Trustees concluded that they were satisfied with the Fund’s performance.

Fees and Expenses. The Trustees noted the Fund’s 1.00% advisory fee was equal to its Morningstar category median and slightly above its peer group median. The Trustees reviewed the Fund’s net expense ratio, noting it was higher than both of its peer group and Morningstar category medians but was within the range of both comparable metrics. The Trustees agreed that the Fund’s advisory fee and net expense ratio were consistent with funds of similar size in its peer group and Morningstar category. The Trustees concluded the advisory fee was not unreasonable.

Beech Hill Total Return Fund
ADDITIONAL INFORMATION (Unaudited) (Continued)
December 31, 2018

Economies of Scale. The Trustees considered whether economies of scale had been realized in connection with the advisory services provided to the Fund. They considered the adviser’s representation that it expected the Fund to see a decrease in its net expense ratio at modestly higher asset levels but the adviser was not expected to realize economies until significantly higher asset levels were achieved. They noted that based on the Fund’s current asset size, the absence of breakpoints was acceptable at this time.

Profitability. The Trustees reviewed the profitability analysis provided by the adviser noting the adviser realized a loss in connection with its relationship with the Fund during the prior year. The Trustees concluded that excessive profitability was not a concern at this time.

Conclusion. Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure was not unreasonable and that renewal of the advisory agreement was in the best interests of the Fund and its shareholders.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Beech Hill Total Return Fund
EXPENSE EXAMPLES (Unaudited)
December 31, 2018

As a shareholder of the Beech Hill Total Return Fund, you incur two types of costs: (1) transaction costs, including (a) redemption fees on redemptions made within 30 days of purchase and (b) sales charges (loads) on purchases of, or contingent deferred sales charges on certain redemptions of, Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Beech Hill Total Return Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 through December 31, 2018.

Actual Expenses

The “Actual” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Beech Hill Total Return Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
Actual	7/1/18	12/31/18	7/1/18 - 12/31/18	7/1/18 - 12/31/18
Class A	$1,000.00	$903.80	$8.40	1.75%
Class C	1,000.00	900.20	11.97	2.50

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period**
(5% return before expenses)	7/1/18	12/31/18	7/1/18 - 12/31/18	7/1/18 - 12/31/18
Class A	$1,000.00	$1,016.38	$8.89	1.75%
Class C	1,000.00	1,012.60	12.68	2.50

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

**	Annualized.

Beech Hill Total Return Fund
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2018

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 - 2017); and Altegris KKR Commitments Master Fund (since 2014); and OFI Carlyle Private Credit Fund (since March 2018)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Northern Lights Variable Trust (since 2006); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (since 2007); previously, AdvisorOne Funds (2004-2013); and The World Funds Trust (2010-2013)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005) Northern Lights Variable Trust (since 2006); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014-2015)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Variable Trust (since 2011)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012). Former Academic Fellow, United States Securities and Exchange Commission (2005-2006).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Variable Trust (since 2007).

12/31/18 – NLFT_v1

Beech Hill Total Return Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2018

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	President Since June 2017	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, (2004 - 2013).	N/A	N/A

Richard Malinowski 80 Arkay Drive Hauppauge, NY 11788 Born in 1983	Vice President Since March 2018	Senior Vice President (since 2017); Vice President and Counsel (2016-2017) and Assistant Vice President (2012 – 2016), Gemini Fund Services, LLC	N/A	N/A

James Colantino 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since June 2017	Assistant Treasurer of the Trust (2006-June 2017); Senior Vice President - Fund Administration, Gemini Fund Services, LLC (2012- Present).	N/A	N/A

Stephanie Shearer 80 Arkay Drive Hauppauge, NY 11788 Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Manager of Legal Administration, Gemini Fund Services, LLC (since 2018); Senior Paralegal, Gemini Fund Services, LLC (from 2013 - 2018); Paralegal, Gemini Fund Services, LLC (2010-2013).	N/A	N/A

Lynn Bowley Born in 1958	Chief Compliance Officer Since 2017	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of December 31, 2018, the Trust was comprised of 82 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust that is not advised by the Fund’s adviser.

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-760-0005.

12/31/18 – NLFT_v1

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-760-0005 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-760-0005.

INVESTMENT ADVISOR
Beech Hill Advisors, Inc
880 Third Ave., 16th Floor
New York, NY 10022

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The board of directors of the fund has determined that Mark Taylor, Anthony Hertl, and Mark Gersten are independent audit committee financial experts.

(a)(2) Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2018 - $14,500

2017 - $14,200

(b)	Audit-Related Fees

2018 – None

2017 – None

(c)	Tax Fees

2018 - $2,200

2017 - $3,100

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2018 – None

2017 – None

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable Fund is an open-end management investment company

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 3/5/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 3/5/19

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Principal Financial Officer/Treasurer

Date 3/5/19